Exhibit 99

       S1 CORPORATION APPOINTS CEO AND REPORTS THIRD QUARTER 2006 RESULTS

               S1 Board of Directors Appoints Johann Dreyer as CEO

Atlanta, November 2, 2006 -- S1 Corporation (Nasdaq:SONE), a leading global provider of customer interaction financial and payment solutions, today announced that the Board of Directors has appointed Johann Dreyer, former Group President of S1's Postilion Business Unit, as CEO, President and Director of S1 Corporation. Additionally, the company announced financial results for the third quarter ended September 30, 2006.

     o Revenue for the third quarter was $51.9 million compared to $46.7 million in the quarter ended June 30, 2006, an 11 percent increase.

     o Income from continuing operations was $1.9 million, including approximately $1.1 million in SFAS 123R stock-based compensation expense and $400,000 of restructuring costs in the third quarter. Excluding stock-based compensation and restructuring charges, the Company generated income from continuing operations of $3.4 million in the third quarter.

     o Adjusted EBITDA for the quarter was $5.7 million. The Company ended the quarter with $139 million in cash and short-term investments. Adjusted EBITDA is described and reconciled to our GAAP operating income below (1).

     o Third quarter net income includes a $31.5 million gain on sale of the FRS business in discontinued operations.

     o The Company expects to file its previously announced tender offer for share buy-back in mid-November.

"The positive third quarter results reflect the continued progress S1 is making against its stated business goals for the year," said John Spiegel, Chairman of the Board for S1 Corporation. "The Board is also pleased to announce the appointment of Johann Dreyer as CEO and believes that his strong track record of profitably growing software companies, along with his extensive knowledge of S1's operations and customers make him the ideal person to lead S1."

Further highlights for the third quarter include:

     o The Enterprise Segment generated revenue of $30.2 million, up $1.9 million from the second quarter of 2006, and essentially broke even on operating margins before stock-based compensation and restructuring charges.

     o The Enterprise business continued to make substantial progress in upgrading customers to the latest versions of its software applications, which will improve customer satisfaction and reduce operating costs. The team remains on track to take several of its Managed Introduction Program participants live on Enterprise 3.5 within the coming weeks. In addition, the Enterprise team secured a new win with a Top 50 bank in the U.S. with its corporate banking solution. Going forward, the Enterprise solutions will be licensed on a traditional perpetual model.

     o The Postilion Segment had revenue of $21.7 million, up $3.3 million from the second quarter of 2006, and operating income of $2.4 million, before stock-based compensation and restructuring charges.

     o The Postilion solution continues to gain acceptance in the payments space, as evidenced by the strong license revenue contribution this quarter. Product development of the next generation solution is on target, and the introduction of the product plan at the company's S1's annual customer conference last month was positively received.

According to Johann Dreyer, CEO of S1 Corporation, "I am excited about the opportunity to further my leadership role within S1. As we execute against the plan for both our Enterprise and Postilion customers, we will do so in a highly efficient and profitable manner that will generate value for our shareholders, customers and employees. I am proud to be associated with such a great group of people and a compelling suite of front-office financial and payments solutions."

For the past year, Johann Dreyer has been group president of S1's Postilion business unit, which includes the ATM/POS, community financial, and international operations that represent nearly 40 percent of the company's revenue. Dreyer came to S1 nearly two years ago when S1 acquired Mosaic Software, where he was founder and served as CEO of that business. He has 20 years of experience in the banking technology and electronic funds transfer field. Dreyer and the Board will work closely together over the next eight months to further build independent business units that are equipped to service the needs of the various markets the Company addresses.

(1) ADJUSTED EBITDA RECONCILIATION         ENTERPRISE     POSTILION     TOTAL
----------------------------------------   ----------    ----------   ----------
Operating income (loss)                    $   (1,041)   $    1,910   $      869
         Stock based compensation                 715           361        1,076
         Restructuring costs                      239           161          400
                                           ----------    ----------   ----------
         Operating income (loss) before
              stock based compensation
              and restructuring            $      (87)   $    2,432   $    2,345
         Depreciation                           1,368           706        2,074
         Amortization                             550           683        1,233
                                           ----------    ----------   ----------
Adjusted EBITDA                            $    1,831    $    3,821   $    5,652
                                           ==========    ==========   ==========

(1) NON-GAAP MEASURES

The financial results reported in this press release have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). In addition to the GAAP results, the Company has provided information for the quarters ended December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006 on a non-GAAP basis to exclude the effect of depreciation, amortization, restructuring charges and stock based compensation expense. This non-GAAP financial measure should not be considered a substitute for, or superior to, any measure derived in accordance with GAAP. These non-GAAP financial measures may also be inconsistent with the manner in which similar measures are derived or used by other companies. The Company believes that the non-GAAP financial measure provided, when considered in conjunction with comparable GAAP financial measures, facilitate understanding and evaluation of the Company's operating performance and future prospects, as well as comparisons with prior period results that did not include these charges. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management's effectiveness with specific reference to this indicator. The Company has provided reconciling information in the release.

CONFERENCE CALL INFORMATION

Company management will host a conference call for interested parties to discuss its third quarter results on Thursday, November 2, 2006, at 5:00 p.m. EST. A webcast of the call will be available through the Company's website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through November 9, 2006 on the Company's website.

ABOUT S1

S1 Corporation (NASDAQ: SONE) delivers customer interaction software for financial and payment services and offers unique solution sets for financial institutions, retailers, and processors. S1 employs 1,500 people in operations throughout North America, Europe and Middle East, Africa, and Asia-Pacific regions. Worldwide, more than 3,000 customers use S1 software solutions, which are comprised of applications that address virtually every market segment and delivery channel. S1 partners with best-in-class organizations to provide flexible and extensible software solutions for its customers. Additional information about S1 is available at www.s1.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov ) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

Investor Contact:
John Stone
Chief Financial Officer, S1 Corporation
404.923.3500
john.stone@s1.com

Press Contact:
Leisha Richardson
Director of Corporate Communications
512.336.3028
leisha.richardson@s1.com

                                 S1 CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)
                                     TABLE 1

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                ------------------------------  ------------------------------
                                                                   9/30/2005       9/30/2006       9/30/2005       9/30/2006
                                                                --------------  --------------  --------------  --------------
REVENUES:
  Software licenses                                             $        4,440  $       10,508  $       22,069  $       22,920
  Support and maintenance                                               10,953          11,120          33,936          32,974
  Professional services                                                 16,247          18,355          52,468          49,926
  Data center                                                           10,181          11,616          29,728          35,113
  Other                                                                    627             297           1,264           1,142
                                                                --------------  --------------  --------------  --------------
    Total revenues                                                      42,448          51,896         139,465         142,075
                                                                --------------  --------------  --------------  --------------
OPERATING EXPENSES:
  Cost of software licenses                                              1,020           1,128           3,661           3,220
  Cost of professional services, support and  maintenance *             15,537          17,385          46,576          47,836
  Cost of data center *                                                  4,740           5,713          14,028          16,888
  Cost of other revenue                                                    672             244             922             693
  Selling and marketing *                                                7,371           7,155          22,435          19,713
  Product development *                                                 10,027           9,516          31,419          28,999
  General and administrative *                                           5,628           7,085          18,279          19,280
  Restructuring costs*                                                   4,255             400           4,255           1,282
  Depreciation                                                           2,104           2,074           6,797           5,797
  Amortization of other intangible assets                                  333             327             990             981
                                                                --------------  --------------  --------------  --------------
    Total operating expenses                                            51,687          51,027         149,362         144,689
                                                                --------------  --------------  --------------  --------------
Operating (loss) income                                                 (9,239)            869          (9,897)         (2,614)
Interest and other income, net                                             780           1,277           1,795           3,526
Income tax expense                                                        (146)           (253)           (475)           (907)
                                                                --------------  --------------  --------------  --------------
(Loss) income from continuing operations, net of tax            $       (8,605) $        1,893  $       (8,577) $            5
Gain from discontinued operations                                        1,109          31,452           4,117          30,785
                                                                --------------  --------------  --------------  --------------
Net (loss) income                                               $       (7,496) $       33,345  $       (4,460) $       30,790
                                                                ==============  ==============  ==============  ==============
NET (LOSS) INCOME PER SHARE:
BASIC:
Continuing operations                                           $        (0.12) $         0.03  $        (0.12) $         0.00
Discontinued operations                                                   0.01            0.43            0.06  $         0.43
                                                                --------------  --------------  --------------  --------------
Net (loss) income                                               $        (0.11) $         0.46  $        (0.06) $         0.43
                                                                ==============  ==============  ==============  ==============
DILUTED:
Continuing operations                                           $        (0.12) $         0.03  $        (0.12) $         0.00
Discontinued operations                                                   0.01            0.43            0.06  $         0.43
                                                                --------------  --------------  --------------  --------------
Net (loss) income                                               $        (0.11) $         0.46  $        (0.06) $         0.43
                                                                ==============  ==============  ==============  ==============
Weighted average common shares outstanding - basic                  70,303,365      71,007,675      70,361,627      70,798,519

Weighted average common shares outstanding - diluted                       n/a      71,161,983             n/a      70,987,628
* Includes stock based compensation expense of:
  Cost of professional services, support and
  maintenance                                                   $            -  $          119  $            -  $          406
  Cost of data center                                                        -              12               -              60
  Selling and marketing                                                      -             394               -           1,150
  Product development                                                        -             119               -             690
  General and administrative                                                 -             432               -           1,417
  Restructuring                                                            570               -             570               -
  Discontinued operations                                                    -              20               -             176
                                                                --------------  --------------  --------------  --------------
                                                                $          570  $        1,096  $          570  $        3,899
                                                                ==============  ==============  ==============  ==============

                                 S1 CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                     TABLE 2

                                                                       (Unaudited)
                                                      DECEMBER 31,    SEPTEMBER 30,
                                                         2005             2006
                                                     -------------    -------------
                   ASSETS
Current assets:
  Cash and cash equivalents                          $      85,108    $     113,228
  Short-term investments                                    44,170           26,009
  Accounts receivable, net                                  48,659           57,061
  Prepaid expenses                                           4,885            4,642
  Other current assets                                       3,870            3,108
                                                     -------------    -------------
    Total current assets                                   186,692          204,048
  Property and equipment, net                               11,351           13,762
  Intangible assets, net                                    18,375           14,136
  Goodwill, net                                            125,808          125,300
  Other assets                                               2,297            5,578
                                                     -------------    -------------
    Total assets                                     $     344,523    $     362,824
                                                     =============    =============
      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                   $       5,292    $       4,839
  Accrued compensation and benefits                          8,267            8,475
  Accrued other expenses and restructuring                  25,262           17,753
  Accrued purchase price consideration                      12,900                -
  Deferred revenues                                         27,499           28,535
  Current portion of capital lease obligation                1,222            3,008
                                                     -------------    -------------
    Total current liabilities                               80,442           62,610
  Other liabilities                                         11,695           11,493
                                                     -------------    -------------
    Total liabilities                                       92,137           74,103
                                                     -------------    -------------
Stockholders' equity:
  Preferred stock                                           10,000           10,000
  Common stock                                                 744              711
  Additional paid-in capital                             1,915,617        1,897,092
  Treasury stock                                           (25,000)               -
  Accumulated deficit                                   (1,647,204)      (1,616,414)
  Accumulated other comprehensive income                    (1,771)          (2,668)
                                                     -------------    -------------
    Total stockholders' equity                             252,386          288,721
                                                     -------------    -------------
    Total liabilities and stockholders' equity       $     344,523    $     362,824
                                                     =============    =============

                                 S1 CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)
                                     TABLE 3

                                                           NINE MONTHS ENDED
                                                     ------------------------------
                                                     SEPTEMBER 30,    SEPTEMBER 30,
                                                         2005             2006
                                                     -------------    -------------
Cash flows from operating activities:
  Net (loss) income                                  $      (4,460)   $      30,790
  Adjustments to reconcile net (loss)
   income to net cash provided by (used in)
   operating activities:
  Depreciation and amortization                             11,163            9,555
  Gain on disposal of discontinued operations                    -          (32,817)
  Provision for doubtful accounts receivable
   and billing adjustments                                   3,211              897
    Stock based compensation expense                           570            3,899
  Changes in assets and liabilities, excluding
   effects of acquisition:
      Increase in accounts receivable                       (4,842)         (12,664)
      Decrease (increase) in prepaid expenses
       and other assets                                      3,955              506
      Decrease (increase) in accounts payable               (1,831)              25
      Decrease in accrued expenses and
       other liabilities                                    (9,550)         (10,660)
      Increase in deferred revenues                          5,654            7,001
                                                     -------------    -------------
        Net cash provided by (used in) operating
         activities                                          3,870           (3,468)
        Net cash provided by investing activities           12,937           28,131
        Net cash (used in) provided by
         financing activities                               (3,585)           3,573
Effect of exchange rate changes on cash
 and cash equivalents                                         (538)            (116)
                                                     -------------    -------------
Net increase in cash and cash equivalents                   12,684           28,120
Cash and cash equivalents at beginning of period            43,223           85,108
                                                     -------------    -------------
Cash and cash equivalents at end of period           $      55,907    $     113,228
                                                     =============    =============

                                 S1 CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)
                                     TABLE 4

                                                                                   THREE MONTHS ENDED
                                                               ------------------------------------------------------------
                                                                12/31/2005      3/31/2006       6/30/2006       9/30/2006
                                                               ------------    ------------    ------------    ------------
REVENUES:
  Software licenses                                            $      5,267    $      6,043    $      6,369    $     10,508
  Support and maintenance                                            10,353          10,657          11,197          11,120
  Professional services                                              12,877          14,621          16,950          18,355
  Data center                                                        10,272          11,586          11,911          11,616
  Other                                                                 906             533             312             297
                                                               ------------    ------------    ------------    ------------
    Total revenues                                                   39,675          43,440          46,739          51,896
                                                               ------------    ------------    ------------    ------------
OPERATING EXPENSES:
  Cost of software licenses                                           1,254           1,030           1,062           1,128
  Cost of professional services, support and maintenance *           17,015          14,690          15,761          17,385
  Cost of data center *                                               5,199           5,416           5,759           5,713
  Cost of other revenue                                               1,077             316             133             244
  Selling and marketing *                                             5,708           5,875           6,683           7,155
  Product development *                                               8,977           9,607           9,876           9,516
  General and administrative *                                        7,720           5,716           6,479           7,085
  Restructuring costs                                                10,775             333             549             400
  Depreciation                                                        2,065           1,752           1,971           2,074
  Amortization of other intangible assets                               322             327             327             327
                                                               ------------    ------------    ------------    ------------
    Total operating expenses                                         60,112          45,062          48,600          51,027
                                                               ------------    ------------    ------------    ------------
Operating (loss) income                                             (20,437)         (1,622)         (1,861)            869
Interest and other income, net                                          271           1,209           1,040           1,277
Income tax benefit (expense)                                            359            (391)           (263)           (253)
                                                               ------------    ------------    ------------    ------------
(Loss) income from continuing operations,  net of tax          $    (19,807)   $       (804)   $     (1,084)   $      1,893
Gain (loss) from discontinued operations                             23,210             360          (1,027)         31,452
                                                               ------------    ------------    ------------    ------------
Net income (loss)                                              $      3,403    $       (444)   $     (2,111)   $     33,345
                                                               ============    ============    ============    ============
NET INCOME (LOSS) PER SHARE:
BASIC:
Continuing operations                                          $      (0.28)   $      (0.01)   $      (0.02)   $       0.03
Discontinued operations                                                0.33            0.00           (0.01)           0.43
                                                               ------------    ------------    ------------    ------------
Net income (loss)                                              $       0.05    $      (0.01)   $      (0.03)   $       0.46
                                                               ============    ============    ============    ============
DILUTED:
Continuing operations                                          $      (0.28)   $      (0.01)   $      (0.02)   $       0.03
Discontinued operations                                                0.33            0.00           (0.01)           0.43
                                                               ------------    ------------    ------------    ------------
Net income (loss)                                              $       0.05    $      (0.01)   $      (0.03)   $       0.46
                                                               ============    ============    ============    ============
Weighted average common shares outstanding - basic               70,351,999      70,422,757      70,958,696      71,007,675
Weighted average common shares outstanding - diluted                    n/a             n/a             n/a      71,161,983

Adjusted EBITDA                                                $     (6,369)   $      3,209    $      3,027    $      5,652
                                                               ============    ============    ============    ============
Reconciliation to Adjusted EBITDA:
  Operating (loss) income                                      $    (20,437)   $     (1,622)   $     (1,861)   $        869
  Stock based compensation                                                -           1,513           1,134           1,076
  Restructuring                                                      10,775             333             549             400
  Depreciation                                                        2,065           1,752           1,971           2,074
  Amortization                                                        1,228           1,233           1,234           1,233
                                                               ------------    ------------    ------------    ------------
Adjusted EBITDA                                                $     (6,369)   $      3,209    $      3,027    $      5,652
                                                               ============    ============    ============    ============

* Includes stock based compensation expense of:
    Cost of professional services, support and maintenance     $          -    $        162    $        125    $        119
    Cost of data center                                                   -              35              13              12
    Selling and marketing                                                 -             411             345             394
    Product development                                                   -             395             176             119
    General and administrative                                            -             510             475             432
    Discontinued operations                                               -              63              93              20
                                                               ------------    ------------    ------------    ------------
                                                               $          -    $      1,576    $      1,227    $      1,096
                                                               ============    ============    ============    ============

                                 S1 CORPORATION
                               ENTERPRISE SEGMENT
                            STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)
                                     TABLE 5

                                                                                    THREE MONTHS ENDED
                                                               ------------------------------------------------------------
                                                                12/31/2005      3/31/2006       6/30/2006       9/30/2006
                                                               ------------    ------------    ------------    ------------
REVENUES:
  Software licenses                                            $      2,433    $      2,870    $      2,591    $      5,369
  Support and maintenance                                             5,744           5,522           6,353           5,514
  Professional services                                              10,816          12,123          14,207          14,366
  Data center                                                         4,283           5,211           5,079           4,793
  Other                                                                 716             165             100             140
                                                               ------------    ------------    ------------    ------------
    Total revenues                                                   23,992          25,891          28,330          30,182
                                                               ------------    ------------    ------------    ------------
OPERATING EXPENSES:
  Cost of software licenses                                             612             595             573             635
  Cost of professional services, support and maintenance *           11,928           9,711          10,839          11,602
  Cost of data center *                                               2,775           2,672           2,724           2,699
  Cost of other revenue                                                 801              17              12              46
  Selling and marketing *                                             2,593           2,639           3,010           3,158
  Product development *                                               7,126           7,859           7,890           7,630
  General and administrative *                                        4,257           2,911           3,376           3,743
  Restructuring costs                                                 5,866             307             330             239
  Depreciation                                                        1,274           1,089           1,276           1,368
  Amortization of other intangible assets                               100             103             103             103
                                                               ------------    ------------    ------------    ------------
    Total operating expenses                                         37,332          27,903          30,133          31,223
                                                               ------------    ------------    ------------    ------------
Operating (loss) income                                        $    (13,340)   $     (2,012)   $     (1,803)   $     (1,041)
                                                               ============    ============    ============    ============
Adjusted EBITDA                                                $     (5,653)   $      1,069    $      1,172    $      1,831
                                                               ============    ============    ============    ============
Reconciliation to Adjusted EBITDA:
  Operating (loss) income                                      $    (13,340)   $     (2,012)   $     (1,803)   $     (1,041)
  Stock based compensation                                                -           1,135             818             715
  Restructuring                                                       5,866             307             330             239
  Depreciation                                                        1,274           1,089           1,276           1,368
  Amortization                                                          547             550             551             550
                                                               ------------    ------------    ------------    ------------
Adjusted EBITDA                                                $     (5,653)   $      1,069    $      1,172    $      1,831
                                                               ============    ============    ============    ============
* Includes stock based compensation expense of:
    Cost of professional services, support and maintenance     $          -    $        130    $        111    $         98
    Cost of data center                                                   -              22               8               7
    Selling and marketing                                                 -             317             256             268
    Product development                                                   -             388             166             108
    General and administrative                                            -             278             277             234
                                                               ------------    ------------    ------------    ------------
                                                               $          -    $      1,135    $        818    $        715
                                                               ============    ============    ============    ============

                                 S1 CORPORATION
                                POSTILION SEGMENT
                            STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)
                                     TABLE 6

                                                                                    THREE MONTHS ENDED
                                                               ------------------------------------------------------------
                                                                12/31/2005      3/31/2006       6/30/2006       9/30/2006
                                                               ------------    ------------    ------------    ------------
REVENUES:
  Software licenses                                            $      2,834    $      3,173    $      3,778    $      5,139
  Support and maintenance                                             4,609           5,135           4,844           5,606
  Professional services                                               2,061           2,498           2,743           3,989
  Data center                                                         5,989           6,375           6,832           6,823
  Other                                                                 190             368             212             157
                                                               ------------    ------------    ------------    ------------
    Total revenues                                                   15,683          17,549          18,409          21,714
                                                               ------------    ------------    ------------    ------------
OPERATING EXPENSES:
  Cost of software licenses                                             642             435             489             493
  Cost of professional services, support and maintenance *            5,087           4,979           4,922           5,783
  Cost of data center *                                               2,424           2,744           3,035           3,014
  Cost of other revenue                                                 276             299             121             198
  Selling and marketing *                                             3,115           3,236           3,673           3,997
  Product development *                                               1,851           1,748           1,986           1,886
  General and administrative *                                        3,463           2,805           3,103           3,342
  Restructuring costs                                                 4,909              26             219             161
  Depreciation                                                          791             663             695             706
  Amortization of other intangible assets                               222             224             224             224
                                                               ------------    ------------    ------------    ------------
    Total operating expenses                                         22,780          17,159          18,467          19,804
                                                               ------------    ------------    ------------    ------------
Operating (loss) income                                        $     (7,097)   $        390    $        (58)   $      1,910
                                                               ============    ============    ============    ============
Adjusted EBITDA                                                $       (716)   $      2,140    $      1,855    $      3,821
                                                               ============    ============    ============    ============
Reconciliation to Adjusted EBITDA:
  Operating (loss) income                                      $     (7,097)   $        390    $        (58)   $      1,910
  Stock based compensation                                                -             378             316             361
  Restructuring                                                       4,909              26             219             161
  Depreciation                                                          791             663             695             706
  Amortization                                                          681             683             683             683
                                                               ------------    ------------    ------------    ------------
Adjusted EBITDA                                                $       (716)   $      2,140    $      1,855    $      3,821
                                                               ============    ============    ============    ============
* Includes stock based compensation expense of:
    Cost of professional services, support and maintenance     $          -    $         32    $         14    $         21
    Cost of data center                                                   -              13               5               5
    Selling and marketing                                                 -              94              89             126
    Product development                                                   -               7              10              11
    General and administrative                                            -             232             198             198
                                                               ------------    ------------    ------------    ------------
                                                               $          -    $        378    $        316    $        361
                                                               ============    ============    ============    ============